UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(D) OF THE

SECURITIES EXCHANGE ACT OF 1934

DATE OF REPORT (DATE OF EARLIEST EVENT REPORTED): February 20, 2017

CAT9 Group Inc.

(EXACT NAME OF REGISTRANT AS SPECIFIED IN CHARTER)

Delaware	000-55365	47-2912810
(STATE OR OTHER JURISDICTION OF INCORPORATION OR ORGANIZATION)	(COMMISSION FILE NO.)	(IRS EMPLOYEE IDENTIFICATION NO.)

Yudong Miaoshitai #46-9, Banan District, Chongqing, China

(ADDRESS OF PRINCIPAL EXECUTIVE OFFICES)

86 023 6293 2061

(ISSUER TELEPHONE NUMBER)

 N/A

(FORMER NAME OR FORMER ADDRESS, IF CHANGED SINCE LAST REPORT)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

☐	Written communication pursuant to Rule 425 under the Securities Act (17 CFR 230.425)
☐	Soliciting Material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)
☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))
☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Section 3 – Securities and Trading Markets

ITEM 3.02 Unregistered Sales of Equity Securities

On March 31, 2017, (the “Company”) entered into Subscription Agreement with one subscriber for the issuance of its restricted common stock – Tech Associates, Inc. an entity engaged to provide advisory and consulting services to the Company purchased 1,000,000 shares. The Subscription Agreement was the result of a privately negotiated transaction without the use of public dissemination of promotional or sales materials. The buyer represented it was an “accredited investor,” and as such could bear the risk of such investment for an indefinite period of time and to afford a complete loss thereof.

The buyer agreed that the Company would legend the securities to indicate that they could not be resold without an exemption, and that the legend would indicate that the securities were “restricted securities” within the meaning of Rule 144(a)(iii). The buyer represented and warranted that it was purchasing the security for investment, and not for distribution, and that they each understood the restrictions on transfer applicable to the securities, and that the Company would code the securities so that they could not be transferred without the transferor obtaining an opinion of counsel satisfactory to the Company.

Section 5 – Corporate Governance and Management

ITEM 5.03 Amendments to Articles of Incorporation or Bylaws; Change in Fiscal Year

On February 20, 2017, pursuant to a Board Resolution by the Company, it amended its operating subsidiary’s name to from Chongqing Field Industrial Co, or (“CQFI”) to Chongqing CAT9 Industry Co., Ltd. The amended Articles of Incorporation and accompanying new business license to operate accordingly are hereby filed within this Current Report on Form 8-K. Separately, the Company’s Cayman Islands entity, CAT9 Holdings Limited, or (“CAT9 Cayman”) updated its new address to Governors Square, 2nd Floor, 23 Lime Tree Bay Avenue, P.O. Box 1569, Grand Cayman KY1-1110, Cayman Islands.

SECTION 9 – FINANCIAL STATEMENTS AND EXHIBITS

Item 9.01 Financial Statement and Exhibits

(d) Exhibits:

Exhibit No.	Document
3.5 3.6 99.1

Amended Articles of Incorporation for Subsidiary, Chongqing CAT9 Industry Co., LTD.

Business License for subsidiary, Chongqing CAT9 Industry Co., LTD.

Stock Subscription Agreement, Tech Associates, Inc.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this Report to be signed on its behalf by the undersigned hereunto duly authorized.

CAT9 Group Inc.

By: /s/ Wenfa “Simon” Sun

Wenfa “Simon” Sun.

President, Chief Executive Officer,

and Chairman of the Board of Directors

By: /s/ MeiHong “Sanya” Qian

MeiHong “Sanya” Qian.

Chief Financial Officer, Secretary

Date:  April 10, 2017

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